                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
        PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934


CHECK THE APPROPRIATE BOX:
    / / PRELIMINARY INFORMATION STATEMENT
    /X/ DEFINITIVE INFORMATION STATEMENT

                              SEARCHHOUND.COM, INC.
                    (NAME OF COMPANY AS SPECIFIED IN CHARTER)

                                 NOT APPLICABLE
   (NAME OF PERSON(S) FILING THE INFORMATION STATEMENT IF OTHER THAN COMPANY)

PAYMENT  OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/ NO FEE REQUIRED.

/ / FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14C-5(G) AND
    0-11.

1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

     COMMON STOCK, PAR VALUE $0.001 PER SHARE

2)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

     1,088,159 SHARES OF COMMON STOCK

3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:

4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

/__/ CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         1) AMOUNT PREVIOUSLY PAID:
         2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
         3) FILING PARTY:
         4) DATE FILED:

                              SEARCHHOUND.COM, INC.
                         9600 W. Sample Road, Suite 505,
                          Coral Springs, Florida 33065
                                 (305) 531-1174


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 22, 2003

         The Annual Meeting of Stockholders (the "Annual Meeting") of SearchHound.com, Inc., a Nevada corporation (the "Company"), will be held at 9:00 a.m., local time, on Friday, August 22, 2003 at 9600 W. Sample Road, Suite 505, Coral Springs, Florida 33065 , for the following purposes:

     (1) To elect one member to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2004 or until his successor is duly elected and qualified; and

     (2) To ratify the appointment of Jewett, Schwartz & Associates, as the Company's independent certified public accountants for the fiscal year ending December 31, 2003; and

     (3) To effect a 1-for-4 reverse stock split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock. There will not be a reduction in authorized shares; and

     (4) To amend the Company's Articles of Incorporation to change the name of the Company to Coach Industries Group, Inc. (or other such name as may be available); and

     (5) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on August 4, 2003, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

                                              By Order of the Board of Directors

Coral Springs, Florida                        /s/ Francis O'Donnell
August 4, 2003                                --------------------------------
                                                  FRANCIS O'DONNELL
                                                CHAIRMAN OF THE BOARD


THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                              SEARCHHOUND.COM, INC.
                         9600 W. Sample Road, Suite 505,
                          Coral Springs, Florida 33065
                                 (305) 531-1174

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SearchHound.com, Inc., a Nevada corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m., local time, on Friday, August 22, 2003 at 9600 W. Sample Road, Suite 505, Coral Springs, Florida 33065, and at any adjournment thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Stockholders.

     The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is August 7, 2003. Stockholders should review the information provided herein in conjunction with the Company's 2002 Annual Report, which was filed with the Securities and Exchange Commission on March 28, 2003 and enclosed herein. The Company's principal executive offices are located at 9600 W. Sample Road, Suite 505, Coral Springs, Florida 33065, and its telephone number is (305) 531-1174.


                          INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                       OTHER MATTERS; DISCRETIONARY VOTING

   Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

    If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

                             RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

     o filing with the CEO of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

     o duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the CEO of the Company; or

     o attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: Francis O'Donnell, SearchHound.com, Inc., 9600 W. Sample Road, Suite 505, Coral Springs, Florida 33065


                             PURPOSE OF THE MEETING

            At the Annual Meeting, the Company's Stockholders will consider and vote upon the following matters:


     (1) To elect one member to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2004 or until his successor is duly elected and qualified; and

     (2) To ratify the appointment of Jewett, Schwartz & Associates, as the Company's independent certified public accountants for the fiscal year ending December 31, 2003; and

     (3) To effect a 1-for-4 reverse stock split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock. There will not be a reduction in authorized shares; and

     (4) To amend the Company's Articles of Incorporation to change the name of the Company to Coach Industries Group, Inc. (or other such name as may be available); and

     (5) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.


            Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the nominee for director named below, and (b) FOR the proposal to ratify the appointment of Jewett, Schwartz & Associates, as the Company's independent certified public accountant, and (c) FOR the 1-for-4 reverse stock split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock, and (d) FOR the amendment of our Articles of Incorporation to change our name to Coach Industries Group, Inc. (or other such name as may be available. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

                    CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company.

                                ABOUT THE COMPANY

            SearchHound.com, Inc. is the result of the June 1, 2000 merger of Pan International Gaming, Inc. ("Pan International") and Searchound.com 2000 Ltd. This transaction was treated as a "reverse merger" for financial accounting and reporting purposes. Specifically, SearchHound.com 2000, Ltd. was treated as the acquirer of Pan International due to the fact that the Stockholders of Searchound.com 2000, Ltd. Received 70.3% of the total shares outstanding upon consummation of the merger. Prior to the reverse merger, the Company (PAN
International Gaming) spent considerable effort and specifically during the period between January 1, 2000 through May 31, 2000 pursuing a reverse merger transaction with Searchound.com 2000 Ltd., and the acquisition of SoloSearch.com, Inc. The "reverse merger" with Searchound.com 2000 Ltd. was consummated on June 1, 2000. In fiscal 2000 and prior to June 1, 2000, Pan International was not engaged in operating activities and there were no revenues or business operations. Immediately following the reverse merger with PAN International Gaming the Company changed its name to SearchHound.com, Inc. effective June 6, 2000.

            SearchHound.com 2000, Ltd. was formed on April 11, 2000 to affect the purchase of the intellectual property and website assets representing the Searchound.com backbone architecture. The Stockholders of Searchound.com 2000, Ltd. completed the purchase of these intangible assets on June 1, 2000 for total cash consideration of $3,000,000 and simultaneously contributed the assets to SearchHound.com 2000, Ltd. in exchange for 70.3% of Searchound.com 2000, Ltd., common stock.

            The new management team devoted significant resources to building the management team, integrating the two businesses, and developing revenue streams during the periods of July 2000 through September 2000. Operating revenues began in September 2000. SearchHound.com, Inc. (the "Company" or "SearchHound") operated an online technology based enterprise business that is a destination for Webmasters and small business owners who want to make their Website more accessible to Internet users. SearchHound has its principal offices located in Overland Park, Kansas and serves as a holding company for various internet-based businesses.

            During 2002, the Company's Board of Directors changed its strategy due to poor operating conditions and operating results in its primary businesses coupled with difficulties in raising capital through debt and equity sources. The Board of Directors adopted the new strategy during 2002, which committed to the disposal of all of its current assets/businesses and to seek a merger/acquisition transaction with a Company having better financial resources. As of March 31, 2003, the Company has disposed of all of its operating assets/businesses and ceased all operating activities. The financial statements reflect the businesses sold as discontinued operations.

         On July 10, 2003, the Company's sole officer and director, Dave L. Mullikin, resigned his positions as President, Secretary, Treasurer and sole Director and appointed Francis O'Donnell as the sole director. Francis O'Donnell, as the sole member of the Board of Directors of the Company, has approved the change of the address of the corporate office of the Company from Overland Park, Kansas to Coral Springs, Florida. Specifically, the address of the Company's principal executive office changed from 12817 Woodson, Overland Park, Kansas 66209 to 9600 W. Sample Road, Suite 505, Coral Springs, Florida 33065.

             MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

         The Company trades on the OTC Bulletin Board under the symbol "SHND.OB." Inclusion on the OTC Bulletin Board permits price quotation for our shares to be published by such service.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on August 4, 2003 as the record date (the "Record Date") for determining Stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date there were 1,088,159 shares of Common Stock, $.001 par value (the "Common Stock") issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting.

     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The appointment of Jewett, Schwartz & Associates as the Company's independent certified public accountants for the fiscal year ending December 31, 2003, will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it, the approval of a 1-for-4 reverse stock split (pro-rata reduction of outstanding shares) will be approved if the number of shares of Common Stock voted in favor of reverse stock split exceeds the number of shares voted against it and the approval of the amendment to our Articles of Incorporation to change our name to Coach Industries Group, Inc. (or other such name as may be available) will be approved if the number of shares of Common Stock voted in favor of amendment exceeds the number of shares voted against it. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no effect on the outcome of the proposals to be voted upon at the Annual Meeting.

     Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

     A list of Stockholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's principal executive office in the United States for a period of 10 days prior to the Annual Meeting, and at the Annual Meeting itself.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of August 4, 2003 by: (i) each person known to the Company to own beneficially more than five percent of the Common Stock; (ii) each director of the Company and nominee for election as a director;
(iii) each executive officer named in the Summary Compensation Table; and (iv) all executive officers and directors as a group.

NAME AND ADDRESS                            AMOUNT OF        PERCENTAGE
OF BENEFICIAL OWNER(1)                     OWNERSHIP(2)      OF CLASS(3)
-----------------------------------------------------------  -----------

Francis O'Donnell                            51,532            4.74%

All directors and executive officers         51,532            4.74%
as a group (1 person)

Elm Street Partners                          81,817            7.52%

Gerald Calabscca                             61,292            5.63%

Innovative Consulting, Inc.                  60,000            5.51%

United Equity Group                          60,000            5.51%

---------------

(1) Unless otherwise indicated, the address of each beneficial owner is 9600 W. Sample Road, Suite 505, Coral Springs, Florida 33065.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof.

(3)  Based on  1,088,159  issued  and  outstanding  as of the date  hereof.

(4)  Francis O'Donnell is the CEO and sole Director.

                               BOARD OF DIRECTORS

            On July 10, 2003, the Company's sole officer and director, Dave L. Mullikin, resigned his positions as President, Secretary, Treasurer and sole Director and appointed Francis O'Donnell as the sole director.

                      COMMITTEES OF THE BOARD OF DIRECTORS

            The Company has two committees: the Audit Committee and the Compensation and Investment Committee. At this time, there are no members of either Committee and the acts of the Committees are performed by the Board of Directors.

            The principal functions of the Audit Committee is to recommend the annual appointment of the Company's auditors concerning the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's internal control procedures. The Investment and
Compensation Committee reviews and recommends investments, compensation and benefits for the executives of the Company as well as explore acquisition candidates for the Company. During the year ended December 31, 2002, the Company's Board of Directors held five meetings.

                             EXECUTIVE COMPENSATION

            The  following  table  sets  forth   information   with  respect  to
compensation paid by the Company to the past Chief Executive Officer and Directors and the current Chief Executive Officer and Director:

                           SUMMARY COMPENSATION TABLE

                             ANNUAL COMPENSATION                           LONG TERM COMPENSATION
                       --------------------------------                    ----------------------
                                                                                 AWARDS           PAYOUTS
                                                                                 ------           -------

                                                                                       RESTRICTED UNDERLYING
                                                                           OTHER          STOCK     OPTIONS   LTIP
                                                                           ANNUAL        AWARD(S)   /SARS    PAYOUTS   COMPENSATION
NAME AND SECURITIES     YEAR             SALARY ($)       BONUS ($)     COMPENSATION ($)   ($)        (#)       ($)       ($)
---------------------  -------         ----------------  -----------   ----------------  --------  --------- --------- ------------
Dave L
Mullikin
Past                     2002           130,000.00(1)     -0-             20,068.00(1)     -0-        -0-        -0-        -0-
President                2001           233,910.25(1)     6,309.95(1)(2)  -0-              -0-        -0-        -0-        -0-
CEO,                     2000           130,325.00        -0-             -0-              -0-        -0-        -0-        -0-
Acting CFO

Bradley N
Cohen
Past                     2002           104,167.00(3)     -0-              9,800.00(3)     -0-        -0-        -0-        -0-
Vice-President           2001           212,500.00(3)     4,842.27(2)(3)  -0-              -0-        -0-        -0-        -0-
Secretary                2000           141,677.00        -0-             -0-              -0-        -0-        -0-        -0-
(Until May, 2002)

Francis
O'Donnell*               2002        -0-                  -0-             -0-              -0-        -0-        -0-        -0-
                         2001        -0-                  -0-             -0-              -0-        -0-        -0-        -0-
                         2000        -0-                  -0-             -0-              -0-        -0-        -0-        -0-




*appointed to the Board of Directors on July 10, 2003.

(1) During 2002, the Board terminated the employment contract of Dave L. Mullikin. Under the settlement Mr. Mullikin's salary ceased accruing on August 15, 2002, Mr. Mullikin forgave any sums owing to Mr. Mullikin under his employment agreement (totaling $189,895) and the severance provision was forgiven. It was replaced with a consulting agreement between the Company and Mr. Mullikin whereby Mullikin will continue in his position as acting chief executive officer of the Company. The agreement calls for Mr. Mullikin to 1) contract outsourced services to maintain selected ongoing operations of the Company, 2) attempt to sell the assets of the Company and
     3) focus on a merger opportunity for SearchHound. The terms of the Consulting agreement include the following provisions: Mr. Mullikin agreed to remain on the Board and Mr. Mullikin would receive a monthly compensation of $1.00 and health benefits. As of November 14, 2002, Mr. Mullikin agreed to amend his Consulting Agreement and extend its term indefinitely, retaining the monthly compensation of $1.00, but discontinuing the health benefits provision.


(2)  The  Company  issued  pursuant  to  authorized  and  in  force   employment
     agreements, 1,493 shares of Common Stock to Brad Cohen and 1,493 shares of Common Stock to Dave Mullikin.

(3) On May 31, 2002, Mr. Cohen, as part of an asset purchase agreement between the Company and Mr. Cohen, forgave any sums owing to Mr. Cohen under his employment agreement (totaling $161,430). As additional consideration for any outstanding liabilities owning from the Company to Mr. Cohen, including any contingent liabilities arising from his employment agreement, Mr. Cohen received the sum of $7,500.

Because no options, stock appreciation rights or Long-Term Incentive Plans have been granted to any of the executive officers as of December 31, 2002, the information and tables otherwise required by this Item which relate to such forms of compensation has been omitted.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding Common Stock, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. The Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation, as of December 31, 2002, all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied.
                AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

         The following table shows the fees that the Company paid or accrued for the audit and other services provided by the Company's audits for fiscal years 2003 and 2002. The Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of the Company's auditors and determined they were compatible. The Audit Committee has the sole right to engage and terminate the Company's independent accountants, to pre-approve their performance of audit services and permitted non-audit services, and to approve all audit and non-audit fees.


TYPE OF FEE                       2003*               2002
==========================  ==================  ==================
Audit Fees                  $         3,367.50  $        17,489.80
Audit-Related Fees                      458.64            1,500.00
Tax Fees                              1,985.00            3,950.00
All Other Fees                             -0-            1,274.00


                                                ==================
   Total                    $         5,811.14  $        24,213.80
                            ==================  ==================


*to August 4, 2003
================================================================================




AUDIT FEES


        This category includes the audit of the Company's annual financial statements, review of financial statements included in the Company's Form 10-Q Quarterly Reports and services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements for the fiscal years.


AUDIT-RELATED FEES


         This category consists of assurance and related services by the Company's auditors that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under "Audit Fees". The services for the fees disclosed under this category include other accounting, consulting and employee benefit plan audits.


TAX FEES


         This category consists of professional services rendered by the Company's auditors for tax preparation and tax compliance.


ALL OTHER FEES


This category consists of services rendered by the Company's auditors for technical tax advice in fiscal years 2003 and 2002.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         At the Annual Meeting, one director is to be elected to hold office until the next Annual Meeting of Stockholders and until his successor has been elected and qualified. The one nominee for election as directors is Francis O'Donnell. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominee. Should the nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominee named will be unable or unwilling to serve if elected.

NOMINEE

       NAME              AGE                POSITION
       ----              ---                --------

Francis O'Donnell           42             Chairman of the Board,
                                           Chief Executive Officer


FRANCIS O'DONNELL has served as Chief Executive Officer and Chairman of the Board of Directors of the Company since July 10, 2003. Mr. O'Donnell is also the Managing Member of International Equities and Finance, LLC, a company specializing in recapitalizing and re-engineering entities and has held this positon since February, 2001. From November, 1996 to February, 2001, Mr. O'Donnell was the President and Chief Executive Officer of Inorganic Recycling Corporation. Prior to November, 1996, Mr. O'Donnell was a Group Director for Ryder Systems (November, 1993 to November, 1996), President and Chief Executive Officer of Business Telecom, Inc. (February, 1991 to November, 1993) and Vice President Strategic Planning of MCI Telecommunications (January, 1987 to February, 1991). Mr. O'Donnell holds a Business and Mathematics degree from Rollins College, Winter Park, Florida and Masters in Business Administration
(MBA) from Columbia University, New York, NY.


BOARD OF DIRECTORS

         Directors are elected at the Company's annual meeting of Stockholders and serve for one year until the next annual Stockholders' meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE AS DIRECTOR TO SERVE UNTIL THE COMPANY'S ANNUAL MEETING OF STOCKHOLDERS IN 2004 AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

              PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Jewett, Schwartz & Associates, as the Company's independent certified public accountants for the fiscal year ending December 31, 20030. Jewett, Schwartz & Associates replaces Pickett, Chaney & McMullen LLP as the independent public auditor of the Company. A representative of Jewett, Schwartz & Associates, is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint Jewett, Schwartz & Associates.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF JEWETT, SCHWARTZ & ASSOCIATES AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.


                                  PROPOSAL 3 -
                TO DECREASE THE NUMBER OF ISSUED AND OUTSTANDING
                           SHARES OF OUR COMMON STOCK

GENERAL

         The Board approved resolutions to affect a one-for-four reverse stock split. Under this reverse stock split each four shares of our Common Stock will be converted automatically into one share of Common Stock. To avoid the issuance of fractional shares of Common Stock, an additional share shall be issued to all holders of a fractional share .50 or greater and no additional shares shall be issued to a holder of a fractional share less than .50. The effective date of the reverse stock split will be August 25, 2003.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE CANCELLATION OR ISSUANCE OF SHARES BASED ON FRACTIONAL SHARES.


PURPOSE AND MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

         The Board of Directors believes that, among other reasons, the number of outstanding shares of our Common Stock have contributed to a lack of investor interest in the Company and has made it difficult to attract new investors and potential business candidates. The Board of Directors had proposed the Reverse Stock Split as one method to attract business opportunities in the Company.

            When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. For example, a company has 1,000,000 shares of common stock outstanding. Assume the market price is $.01 per share. Assume that that company declares a 1 for 4 reverse stock split. After the reverse split, that company will have 1/4 as many shares outstanding or 250,000 shares outstanding. The stock will have a market price of $0.04. If an individual investor owned 10,000 shares of that company before the split at $.01 per share, he will own 2,500 share at $.04 after the split. In either case, his stock will be worth $100. He's no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive merger target for potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable merger candidate will emerge.

         We believe that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. However, the effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

         The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional share. To avoid the issuance of fractional shares of Common Stock, an additional share shall be issued to all holders of a fractional share .50 or greater and no additional shares shall be issued to a holder of a fractional share less than .50. Any outstanding options shall automatically have the number of shares to be received from the exercise of those options revised to reflect the Reverse Stock Split.

         The principal effect of the reverse split will be that the number of shares of Common Stock issued and outstanding will be reduced from 1,088,159 shares as of August 25, 2003 to approximately 272,039 shares (depending on the number of shares that are issued or cancelled based on the fractional shares). The number of authorized shares of Common Stock will not be affected.

         The reverse split will not affect the par value of our Common Stock. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to up to one-forth of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

         The reverse split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to the cancellation of fractional shares. The Common Stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a "going private transaction covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

         Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by four). While we expect that the reverse split will result in an increase in the potential market price of our Common Stock, there can be no assurance that the reverse split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, Including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse split will achieve the desired results that have been outlined above.

PROCEDURE FOR EXCHANGE OF STOCK CERTIFICATES

         The reverse split will become effective on August 25, 2003, which we will refer to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

         Our transfer agent, Madison Stock Transfer, Inc., will act as exchange agent for purposes of implementing the exchange of stock certificates and payment of fractional share interests. We refer to such person as the "exchange agent." Holders of pre-reverse split shares are asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal to be sent our the Stockholders. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

      Our stockholders are not entitled to appraisal rights under the Nevada Revised Statutes in connection with the reverse stock split.

FRACTIONAL SHARES

         We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. Instead, an additional share shall be issued to all holders of a fractional share .50 or greater and no additional shares shall be issued to a holder of a fractional share less than .50.

To the extent any holders of pre-reverse split shares are entitled to fractional shares as a result of the Reverse Stock Split, the Company will issue an additional share to holders of a fractional share .50 or greater and cancel the fractional shares without issuing an additional shares to holders of a fractional share less than .50.

              STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE
                                       AND
      SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

SUMMARY OF REVERSE STOCK SPLIT

Below is a brief summary of the reverse stock split:

o The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every four pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

o Stockholders of record of the Common Stock as of August 25, 2003 shall have their total shares reduced on the basis of one post-split share of Common Stock for every 4 pre-split shares outstanding.

o As a result of the reduction of the Common Stock the pre-split total of issued and outstanding shares of 1,088,159 shall be consolidated to a total of approximately 272,039 issued and outstanding shares (depending on the number of shares that are issued or cancelled based on fractional shares).

o The Company's authorized number of common stock shall remain at 50,000,000 shares of the Common Stock.

DESCRIPTION OF CAPITAL STOCK

         The following is a summary description of our capital stock and certain
provisions  of  our  Articles  of  Incorporation  and  by-laws.   The  following
discussion is qualified in its entirety by reference to such exhibits.

The Company's authorized capital stock consists of 50,000,000 shares of common stock, $.001 par value. Holders of the Company's common stock have no preemptive or other subscription rights. As of August 4, 2003, there were 1,088,159 shares of the Company's common stock outstanding. The holders of the Company's common stock are entitled to one vote per share on all matters submitted to a vote of the shareholders. Holders of the Company's common stock do not have cumulative voting rights. Therefore, holders of more than 50% of the shares of the Company's common stock are able to elect all directors eligible for election each year. The holders of common stock are entitled to dividends and other distributions out of assets legally available if and when declared by the Company's board of directors. Upon the Company's liquidation, dissolution or winding up, the holders of the Company's common stock are entitled to share pro rata in the distribution of all of the Company's assets remaining available for distribution after satisfaction of all liabilities, including any prior rights of any preferred stock which may be outstanding. There are no redemption or sinking fund provisions applicable to the Company's common stock.

The transfer agent and registrar for the common stock is Madison Stock Transfer, Inc. P.O. Box 290-145, Brooklyn, New York 11229-0145.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO DECREASE THE NUMBER OF ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK.

                                  PROPOSAL 4
                     AMEND THE ARTICLES OF INCORPORATION TO
                          CHANGE OF NAME OF THE COMPANY

            We operated as a holding company for internet-based assets/businesses, primarily through the acquisitions of operating assets/businesses through the issuance of common stock. Recognizing that our business on a going forward basis would be unprofitable and not enhance the value for our shareholders, as of March 31, 2003, we disposed of all of our operating assets/businesses and ceased all operating activities. Our operations since that time have consisted of exploring various business opportunities.
Management believes that our present name might negatively influence any transaction partner. In addition, the management believes that giving the Board the authority and discretion to change our name to Coach Industries Group, Inc. (or such other name as may be available) might make us a more attractive to a potential acquisition target.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE OF NAME OF THE COMPANY.

          CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

      This Proxy Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-KSB for the year ended December 31, 2002, (b) the ability to operate our business after the closing in a manner that will enhance stockholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

                             ADDITIONAL INFORMATION

         IF YOU HAVE ANY QUESTIONS ABOUT THE ACTIONS DESCRIBED ABOVE, YOU MAY CONTACT JOSEPH I. EMAS, 1224 WASHINGTON AVENUE, MIAMI BEACH, FLORIDA 33139 (305) 531-1174.

         WE ARE SUBJECT TO THE INFORMATIONAL REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND IN ACCORDANCE WITH THE REQUIREMENTS THEREOF, FILE REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). COPIES OF THESE REPORTS, PROXY STATEMENTS AND OTHER INFORMATION CAN BE OBTAINED AT THE SEC'S PUBLIC REFERENCE FACILITIES AT JUDICIARY PLAZA, ROOM 1024, 450 FIFTH STREET, N.W., WASHINGTON, D.C., 20549.
ADDITIONALLY, THESE FILINGS MAY BE VIEWED AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV.

         WE FILED OUR ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 ON FORM 10-KSB WITH THE SEC. A COPY OF PAST ANNUAL REPORTS ON FORM 10-KSB (EXCEPT FOR CERTAIN EXHIBITS THERETO), MAY BE OBTAINED, UPON WRITTEN REQUEST BY ANY STOCKHOLDER TO JOSEPH I. EMAS, 1224 WASHINGTON AVENUE, MIAMI BEACH, FLORIDA 33139 (305) 531-1174. COPIES OF ALL EXHIBITS TO THE ANNUAL REPORTS ON FORM 10-KSB ARE AVAILABLE UPON A SIMILAR REQUEST.

                      INFORMATION INCORPORATED BY REFERENCE

         THE FOLLOWING DOCUMENTS ARE INCORPORATED HEREIN BY REFERENCE AND TO BE A PART HEREOF FROM THE DATE OF FILING OF SUCH DOCUMENTS:

         ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 (ATTACHED HERETO).

         ALL DOCUMENTS FILED BY THE COMPANY WITH THE SEC PURSUANT TO SECTIONS 13(A), 13(C), 14 OR 15(D) OF THE EXCHANGE ACT AFTER THE DATE OF THIS INFORMATION STATEMENT AND PRIOR TO THE EFFECTIVE DATE OF THE ACTION TAKEN DESCRIBED HEREIN, INCLUDING THE ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002.

         ANY STATEMENT CONTAINED IN A DOCUMENT INCORPORATED OR DEEMED TO BE INCORPORATED BY REFERENCE HEREIN SHALL BE DEEMED TO BE MODIFIED OR SUPERSEDED FOR PURPOSES OF THIS INFORMATION STATEMENT TO THE EXTENT THAT A STATEMENT CONTAINED HEREIN OR IN ANY OTHER SUBSEQUENTLY FILED DOCUMENT THAT ALSO IS, OR IS DEEMED TO BE, INCORPORATED BY REFERENCE HEREIN MODIFIES OR SUPERSEDES SUCH STATEMENT. ANY SUCH STATEMENT SO MODIFIED OR SUPERSEDED SHALL NOT BE DEEMED, EXCEPT AS SO MODIFIED OR SUPERSEDED, TO CONSTITUTE A PART OF THIS INFORMATION STATEMENT.

         THIS INFORMATION STATEMENT INCORPORATES, BY REFERENCE, CERTAIN DOCUMENTS THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. COPIES OF ANY SUCH DOCUMENTS, OTHER THAN EXHIBITS TO SUCH DOCUMENTS WHICH ARE NOT SPECIFICALLY INCORPORATED BY REFERENCE HEREIN, ARE AVAILABLE WITHOUT CHARGE TO ANY PERSON, INCLUDING ANY STOCKHOLDER, TO WHOM THIS INFORMATION STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST TO OUR SECRETARY AT OUR ADDRESS AND TELEPHONE NUMBER SET FORTH HEREIN.

                SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2004 and have it included in our proxy statement must submit the proposal in writing to Francis O'Donnell, at 9600 W. Sample Road, Suite 505, Coral Springs, Florida 33065. We must receive the proposal no later than December 19, 2003.

Shareholders intending to present a proposal at the Annual Meeting in 2004, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the "Exchange Act"). The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting. Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2004 no later than December 19, 2003. If the notice is after December 19, 2003, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2004. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.


/s/ Francis O'Donnell

FRANCIS O'DONNELL
President and Chief Executive Officer

Coral Springs, Florida
August 4, 2003

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF
                              SEARCHHOUND.COM, INC.

           PROXY -- ANNUAL MEETING OF SHAREHOLDERS - August 22, 2003

         The undersigned, revoking all previous proxies, hereby appoint(s) Francis O'Donnell as Proxy, with full power of substitution, to represent and to vote all Common Stock of SearchHound.com, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held in Coral Springs, on Friday, August 22, 2003, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

         1. ELECTION OF DIRECTORS. Nominee: Francis O'Donnell

                  [ ]      FOR ALL NOMINEE LISTED (Except as specified
                                             here:______________)

                  OR

                  [ ]      WITHHOLDING AUTHORITY to vote for the nominee
listed above

            2. Proposal to Ratify the Appointment of Independent Auditors.

                         [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

        3. Proposal to decease the number of issued and outstanding shares of common stock.

                  [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN


        4. Proposal to amend the Articles of Incorporation to change the name of the Company to Coach Industries Group, Inc.

                  [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

         The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 and 4.

                                       Dated ____________________________, 2003

-----------------------------          ----------------------------------
(Print Name)                           (Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.